Supplement dated May 4, 2021 to the Prospectus dated May 1, 2021 for the
 Schwab Retirement Income Variable Annuity contract issued by Pacific Life & Annuity Company

This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information on your Prospectus dated May 1, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Schwab Retirement Income Variable Annuity prospectus (“Prospectus”) unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at www.PacificLife.com. Please retain it for future reference.

The table showing the minimum and maximum total annual operating expenses in the Total Annual Fund Operating Expenses section is deleted and replaced with the following:

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.57%	0.62%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.57%	0.62%

The examples of the minimum and maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses, and Portfolio fees in the Examples section are deleted and replaced with the following:

•         If you surrendered, annuitized, or left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years

Maximum	$299	$906	$1,523	$3,119
Minimum	$119	$372	$644	$1,420

Form No. SRIVANY0521